DERIVATIVE INSTRUMENTS	12 Months Ended
Sep. 30, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE INSTRUMENTS
5. DERIVATIVE INSTRUMENTS

The Company is subject primarily to commodity price risk due to fluctuations in the market price of natural gas, SRECs and electricity. To manage this risk, the Company enters into a variety of derivative instruments including, but not limited to, futures contracts, physical forward contracts, financial options and swaps to economically hedge the commodity price risk associated with its existing and anticipated commitments to purchase and sell natural gas, SRECs and electricity. In addition, the Company is exposed to foreign currency and interest rate risk and may utilize foreign currency derivatives to hedge Canadian dollar denominated natural gas purchases and/or sales and interest rate derivatives to reduce exposure to fluctuations in interest rates. All of these types of contracts are accounted for as derivatives, unless the Company elects NPNS, which is done on a contract-by-contract election. Accordingly, all of the financial and certain of the Company's physical derivative instruments are recorded at fair value on the Consolidated Balance Sheets. For a more detailed discussion of the Company’s fair value measurement policies and level disclosures associated with the Company’s derivative instruments, see Note 6. Fair Value.

Energy Services

Energy Services chooses not to designate its financial commodity and physical forward commodity derivatives as accounting hedges or to elect NPNS. The changes in the fair value of these derivatives are recorded as a component of natural gas purchases or operating revenues, as appropriate for Energy Services, on the Consolidated Statements of Operations as unrealized gains or losses. For Energy Services at settlement, realized gains and losses on all financial derivative instruments are recognized as a component of natural gas purchases and realized gains and losses on all physical derivatives follow the presentation of the related unrealized gains and losses as a component of either natural gas purchases or operating revenues.

Energy Services also enters into natural gas transactions in Canada and, consequently, is exposed to fluctuations in the value of Canadian currency relative to the U.S. dollar. Energy Services may utilize foreign currency derivatives to lock in the exchange rates associated with natural gas transactions denominated in Canadian currency. The derivatives may include currency forwards, futures or swaps and are accounted for as derivatives. These derivatives are typically used to hedge demand fee payments on pipeline capacity, storage and natural gas purchase agreements.

As a result of Energy Services entering into transactions to borrow natural gas, commonly referred to as “park and loans,” an embedded derivative is recognized relating to differences between the fair value of the amount borrowed and the fair value of the amount that will ultimately be repaid, based on changes in the forward price for natural gas prices at the borrowed location over the contract term. This embedded derivative is accounted for as a forward sale in the month in which the repayment of the borrowed natural gas is expected to occur, and is considered a derivative transaction that is recorded at fair value on the Consolidated Balance Sheets, with changes in value recognized in current-period earnings.
Expected production of SRECs is hedged through the use of forward and futures contracts. All contracts require the Company to physically deliver SRECs through the transfer of certificates as per contractual settlement schedules. Energy Services recognizes changes in the fair value of these derivatives as a component of operating revenues. Upon settlement of the contract, the related revenue is recognized when the SREC is transferred to the counterparty.

Natural Gas Distribution

NJNG’s physical and financial commodity derivatives, except for those designated as NPNS, are recognized at fair value on the Consolidated Balance Sheets. Because NJNG recovers these amounts through future BGSS rates as increases or decreases to the cost of natural gas in NJNG’s tariff for gas service, the changes in fair value of these contracts are deferred as a component of regulatory assets or liabilities on the Consolidated Balance Sheets. Effective January 1, 2016, the Company prospectively applies the NPNS scope exception on a case-by-case basis to certain qualifying physical commodity contracts. Contracts that are designated as NPNS are recognized in regulatory assets or liabilities on the Consolidated Balances Sheets upon settlement. The average cost of natural gas is charged to expense in the current-period earnings based on the BGSS factor times the therm sales.

In June 2015, NJNG entered into a treasury lock transaction to fix a benchmark treasury rate of 3.26 percent associated with a $125 million debt issuance that was finalized in May 2018. This debt issuance coincided with the maturity of NJNG's $125 million, 5.6 percent notes that came due May 15, 2018. This treasury lock was settled on March 13, 2018, which coincided with the pricing of the new debt being issued. Settlement of the treasury lock resulted in a $2.6 million loss, which was recorded as a component of regulatory assets on the Consolidated Balance Sheets and will be amortized in earnings over the term of the $125 million, 4.01 percent notes that were issued on May 11, 2018.

During fiscal 2020, NJNG entered into treasury lock transactions to fix the benchmark treasury rate associated with a $75 million debt tranche that was issued in September 2020. Settlement of the treasury locks resulted in a $6.6 million loss, which was recorded as a component of regulatory assets on the Consolidated Balance Sheets and will be amortized in earnings over the term of the debt as a component of interest expense on the Consolidated Statements of Operations, which totaled $50,000, as of September 30, 2020.

Clean Energy Ventures

The Company elects NPNS accounting treatment on qualifying PPA contracts executed by Clean Energy Ventures that meet the definition of a derivative. Contracts designated as NPNS are accounted for on an accrual basis. Accordingly, electricity sales are recognized in revenues throughout the term of the PPA as electricity is delivered. NPNS is a contract-by-contract election and where it makes sense to do so, the Company can and may elect certain contracts to be normal.

Home Services and Other

On January 26, 2018, NJR entered into a variable-for-fixed interest rate swap on its $100 million variable rate term loan, which fixed the variable rate at 2.84 percent. The swap terminated on August 16, 2019, which coincided with the maturity of the debt. The change in the fair value and the settlement of the interest rate swap was recorded as a component of interest expense on the Consolidated Statements of Operations.

During fiscal 2020, NJR entered into treasury lock transactions to fix the benchmark treasury rate associated with $260 million debt issuance that was finalized in July 2020 and a $200 million debt issuance that was finalized in September 2020. NJR designated its treasury lock contracts as cash flow hedges, therefore, changes in fair value of the effective portion of the hedges were recorded in OCI. Settlement of the treasury locks resulted in a loss of $13.7 million, which was recorded within OCI and will be amortized in earnings over the life of the debt as a component of interest expense on the Consolidated Statements of Operations, which totaled $108,000, net of tax, as of September 30, 2020.
Fair Value of Derivatives

The following table reflects the fair value of the Company’s derivative assets and liabilities recognized on the Consolidated Balance Sheets as of September 30:

		Fair Value
		2020		2019
(Thousands)	Balance Sheet Location	Asset Derivatives	Liability Derivatives	Asset Derivatives	Liability Derivatives
Derivatives not designated as hedging instruments:
Natural Gas Distribution:
Physical commodity contracts	Derivatives - current	$78	$76	$67	$245
Financial commodity contracts	Derivatives - current	71	282	382	570
Energy Services:
Physical commodity contracts	Derivatives - current	6,454	20,438	6,847	27,540
	Derivatives - noncurrent	1,264	12,003	1,710	12,641
Financial commodity contracts	Derivatives - current	16,671	12,965	17,806	29,057
	Derivatives - noncurrent	2,037	1,346	5,716	6,105
Foreign currency contracts	Derivatives - current	36	104	1	211
	Derivatives - noncurrent	48	3	—	75
Total fair value of derivatives		$26,659	$47,217	$32,529	$76,444

Offsetting of Derivatives

The Company transacts under master netting arrangements or equivalent agreements that allow it to offset derivative assets and liabilities with the same counterparty. However, the Company’s policy is to present its derivative assets and liabilities on a gross basis at the contract level unit of account on the Consolidated Balance Sheets.
The following table summarizes the reported gross amounts, the amounts that the Company has the right to offset but elects not to, financial collateral, as well as the net amounts the Company could present on the Consolidated Balance Sheets but elects not to.

(Thousands)	Amounts Presented on Balance Sheets (1)	Offsetting Derivative Instruments (2)	Financial Collateral Received/Pledged (3)	Net Amounts (4)
As of September 2020:
Derivative assets:
Energy Services
Physical commodity contracts	$7,718	$(3,587)	$(200)	$3,931
Financial commodity contracts	18,708	(14,311)	—	4,397
Foreign currency contracts	84	(84)	—	—
Total Energy Services	$26,510	$(17,982)	$(200)	$8,328
Natural Gas Distribution
Physical commodity contracts	$78	$(65)	$—	$13
Financial commodity contracts	71	(71)	—	—
Total Natural Gas Distribution	$149	$(136)	$—	$13
Derivative liabilities:
Energy Services
Physical commodity contracts	$32,441	$(3,587)	$—	$28,854
Financial commodity contracts	14,311	(14,311)	—	—
Foreign currency contracts	107	(84)	—	23
Total Energy Services	$46,859	$(17,982)	$—	$28,877
Natural Gas Distribution
Physical commodity contracts	$76	$(65)	$—	$11
Financial commodity contracts	282	(71)	—	211
Total Natural Gas Distribution	$358	$(136)	$—	$222
As of September 30, 2019:
Derivative assets:
Energy Services
Physical commodity contracts	$8,557	$(2,906)	$(200)	$5,451
Financial commodity contracts	23,522	(19,646)	—	3,876
Foreign currency contracts	1	(1)	—	—
Total Energy Services	$32,080	$(22,553)	$(200)	$9,327
Natural Gas Distribution
Physical commodity contracts	$67	$(9)	$—	$58
Financial commodity contracts	382	(382)		—
Total Natural Gas Distribution	$449	$(391)	$—	$58
Derivative liabilities:
Energy Services
Physical commodity contracts	$40,181	$(2,906)	$—	$37,275
Financial commodity contracts	35,162	(19,646)	(15,516)	—
Foreign currency contracts	286	(1)	—	285
Total Energy Services	$75,629	$(22,553)	$(15,516)	$37,560
Natural Gas Distribution
Physical commodity contracts	$245	$(9)	$—	$236
Financial commodity contracts	570	(382)	(188)	—
Total Natural Gas Distribution	$815	$(391)	$(188)	$236
(1)Derivative assets and liabilities are presented on a gross basis on the balance sheet as the Company does not elect balance sheet offsetting under ASC 210-20.
(2)Includes transactions with NAESB netting election, transactions held by FCMs with net margining and transactions with ISDA netting.
(3)Financial collateral includes cash balances at FCMs, as well as cash received from or pledged to other counterparties.
(4)Net amounts represent presentation of derivative assets and liabilities if the Company were to elect balance sheet offsetting under ASC 210-20.
Energy Services utilizes financial derivatives to economically hedge the gross margin associated with the purchase of physical natural gas to be used for storage injection and its subsequent sale at a later date. The gains (losses) on the financial transactions that are economic hedges of the cost of the purchased natural gas are recognized prior to the gains (losses) on the physical transaction, which are recognized in earnings when the natural gas is delivered. Therefore, mismatches between the timing of the recognition of realized gains (losses) on the financial derivative instruments and gains (losses) associated with the actual sale of the natural gas that is being economically hedged, along with fair value changes in derivative instruments, creates volatility in the results of Energy Services, although the Company’s intended economic results relating to the entire transaction are unaffected.

The following table reflects the effect of derivative instruments on the Consolidated Statements of Operations as of September 30:

(Thousands)	Location of Gain (Loss) Recognized in Income on Derivatives	Amount of Gain (Loss) Recognized in Income on Derivatives
Derivatives not designated as hedging instruments:		2020	2019	2018
Energy Services:
Physical commodity contracts	Operating revenues	$1,163	$(5,732)	$(9,311)
Physical commodity contracts	Natural gas purchases	(3,366)	(521)	(197)
Financial commodity contracts	Natural gas purchases	58,949	(643)	(24,622)
Foreign currency contracts	Natural gas purchases	(41)	(283)	(379)
Home Services and Other:
Interest rate contracts	Interest expense	—	(233)	334
Total unrealized and realized (losses) gains		$56,705	$(7,412)	$(34,175)

NJNG’s derivative contracts are part of the Company’s risk management activities that relate to its natural gas purchases, BGSS incentive programs and debt financing. These transactions are entered into pursuant to regulatory approval. At settlement, the resulting gains and/or losses are payable to or recoverable from utility customers and are deferred in regulatory assets or liabilities resulting in no impact to earnings.

The following table reflects the gains (losses) associated with NJNG’s derivative instruments as of September 30:

(Thousands)	2020	2019	2018
Natural Gas Distribution:
Physical commodity contracts	$2,077	$5,926	$1,232
Financial commodity contracts	(3,903)	(7,700)	1,844
Interest rate contracts	—	—	8,467
Total unrealized and realized (losses) gains	$(1,826)	$(1,774)	$11,543

NJR designates its treasury lock contracts as cash flow hedges, therefore, changes in fair value of the effective portion of the hedges are recorded in OCI and upon settlement of the contracts, realized gains and (losses) are reclassified from OCI to interest expense on the Consolidated Statements of Operations.

The following table reflects the effect of derivative instruments designated as cash flow hedges in OCI as of September 30:

(Thousands)	Amount of Pre-tax Gain (Loss) Recognized in OCI on Derivatives		Location of Gain (Loss) Reclassified from OCI into Income	Amount of Pre-tax Gain (Loss) Reclassified from OCI into Income
Derivatives in cash flow hedging relationships:	2020	2019		2020	2019
Interest rate contracts	$(13,568)	$—	Interest expense	$140	$—
NJNG and Energy Services had the following outstanding long (short) derivatives as of September 30:

		Volume (Bcf)
	Transaction Type	2020	2019
Natural Gas Distribution	Futures	23.7	27.6
	Physical Commodity	6.0	11.6
Energy Services	Futures	(27.5)	(29.6)
	Swaps	(1.8)	(5.0)
	Options	—	1.0
	Physical Commodity	5.0	44.5
Not included in the above table are Energy Services' net notional amount of foreign currency transactions of approximately $5.1 million and $6.2 million and 960,000 and 796,000 SRECs that were open, as of September 30, 2020 and 2019, respectively.
Broker Margin

Futures exchanges have contract-specific margin requirements that require the posting of cash or cash equivalents relating to traded contracts. Margin requirements consist of initial margin that is posted upon the initiation of a position, maintenance margin that is usually expressed as a percent of initial margin, and variation margin that fluctuates based on the daily marked-to-market relative to maintenance margin requirements. The Company maintains separate broker margin accounts for the Natural Gas Distribution and Energy Services segments. The balances as of September 30, by segment, are as follows:

(Thousands)	Balance Sheet Location	2020	2019
Natural Gas Distribution	Restricted broker margin accounts	$13,525	$1,982
Energy Services	Restricted broker margin accounts	$55,919	$71,741

Wholesale Credit Risk

NJNG, Energy Services and Clean Energy Ventures are exposed to credit risk as a result of their sales/wholesale marketing activities. As a result of the inherent volatility in the prices of natural gas commodities, derivatives, SRECs, electricity and RECs, the market value of contractual positions with individual counterparties could exceed established credit limits or collateral provided by those counterparties. If a counterparty fails to perform the obligations under its contract (e.g., fails to deliver or pay for natural gas, SRECs, electricity or RECs), then the Company could sustain a loss.

The Company monitors and manages the credit risk of its wholesale operations through credit policies and procedures that management believes reduce overall credit risk. These policies include a review and evaluation of current and prospective counterparties’ financial statements and/or credit ratings, daily monitoring of counterparties’ credit limits and exposure, daily communication with traders regarding credit status and the use of credit mitigation measures, such as collateral requirements and netting agreements. Examples of collateral include letters of credit and cash received for either prepayment or margin deposit. Collateral may be requested due to the Company’s election not to extend credit or because exposure exceeds defined thresholds. Most of the Company’s wholesale marketing contracts contain standard netting provisions. These contracts include those governed by ISDA and the NAESB. The netting provisions refer to payment netting, whereby receivables and payables with the same counterparty are offset and the resulting net amount is paid to the party to which it is due.

Internally-rated exposure applies to counterparties that are not rated by Fitch or Moody’s. In these cases, the counterparty’s or guarantor’s financial statements are reviewed, and similar methodologies and ratios used by Fitch and/or Moody’s are applied to arrive at a substitute rating. Gross credit exposure is defined as the unrealized fair value of physical and financial derivative commodity contracts, plus any outstanding wholesale receivable for the value of natural gas delivered and/or financial derivative commodity contract that has settled for which payment has not yet been received.
The following is a summary of gross credit exposures grouped by investment and noninvestment grade counterparties, as of September 30, 2020. The amounts presented below have not been reduced by any collateral received or netting and exclude accounts receivable for NJNG retail natural gas sales and services and Clean Energy Ventures residential solar installations.

(Thousands)	Gross Credit Exposure
Investment grade	$132,105
Noninvestment grade	8,527
Internally-rated investment grade	24,647
Internally-rated noninvestment grade	12,471
Total	$177,750

Conversely, certain of NJNG’s and Energy Services’ derivative instruments are linked to agreements containing provisions that would require cash collateral payments from the Company if certain events occur. These provisions vary based upon the terms in individual counterparty agreements and can result in cash payments if NJNG’s credit rating were to fall below its current level. Specifically, most, but not all, of these additional payments will be triggered if NJNG’s debt is downgraded by the major credit agencies, regardless of investment grade status. In addition, some of these agreements include threshold amounts that would result in additional collateral payments if the values of derivative liabilities were to exceed the maximum values provided for in relevant counterparty agreements. Other provisions include payment features that are not specifically linked to ratings, but are based on certain financial metrics.

Collateral amounts associated with any of these conditions are determined based on a sliding scale and are contingent upon the degree to which the Company’s credit rating and/or financial metrics deteriorate, and the extent to which liability amounts exceed applicable threshold limits. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a liability position on September 30, 2020 and 2019, were considered immaterial. These amounts differ from the respective net derivative liabilities reflected on the Consolidated Balance Sheets because the agreements also include clauses, commonly known as “Rights of Offset,” that would permit the Company to offset its derivative assets against its derivative liabilities for determining additional collateral to be posted, as previously discussed.